Exhibit 99.1

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[LOGO]

Safe Harbor Language

This presentation may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. “Forward-looking statements” consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood or the four businesses of Dynamit Nobel that Rockwood has acquired. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the “Risk Factors” described in its Registration Statement on Form S-1 on file with the Securities and Exchange Commission.  Rockwood does not undertake any obligationto publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

[LOGO]

Seifi Ghasemi
Chairman & CEO

•	Chairman & CEO of Rockwood since 2001

•

1997 to 2001 with GKN, plc, $6.0 billion global, U.K. listed manufacturing company. Was a member of the board of directors of the parent company. Also Chairman & CEO of GKN Sinter Metals, Inc. and Hoeganes Corporation.

•

1979 to 1997 with the BOC Group, plc, $7 billion global industrial gas company. Was a member of the board of directors of the parent company and also President, BOC Gases Americas, Chairman & CEO of BOC Process Plants and Chairman of Cryostar.

•	Graduated from Stanford University.

Robert J. Zatta

Senior Vice President & CFO

•	CFO of Rockwood since 2001

•

1990 to 2001 with the Campbell Soup Company, a NYSE – listed manufacturer of prepared foods with sales of $7.5 billion. Held a variety of senior financial management positions in the U.S. and Europe; appointed Corporate Officer in 1997; from October 1998 to 2001 was Global VP Corporate Development and Strategic Planning.

•	1979 to 1990 with General Foods Corporation (acquired by Philip Morris late in 1985). Held a variety of financial management positions including Controller, General Foods Canada, from 1985 to 1988.

•	MBA - Finance

Rockwood Today

•	LTM 9/30/05 Pro Forma Net Sales: $3.1 billion

•	LTM 9/30/05 Pro Forma Adjusted EBITDA: $571 million

• Pro Forma Adjusted EBITDA margin: 18.3%

•	Manufacturing Operations in 25 Countries

•	100 Manufacturing Facilities

•	Approximately 10,200 Employees

•	Over 60,000 Customers

Rockwood Businesses - Segments

LTM 9/30/05 PF Financials

[LOGO]

Revenue:	$3.1 billion
Adjusted EBITDA:	$571 million
Margin:	18.3%

Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Groupe Novasep	Specialty Compounds	Electronics

Rockwood Businesses – Specialty Chemicals

[GRAPHIC]

Metal Surface Treatment Chemicals

[GRAPHIC]

Lithium Compounds and Chemicals

•	Revenue:		$847 million

•	Adj. EBITDA:		$170 million

	•	Margin:	20.1%

•	Businesses

	•	Lithium

		•	#1 Globally

	•	Surface treatment chemicals and services

		•	#2 Globally

	•	Fine chemicals

Note: LTM 9/30/05 Pro forma Financials.

Rockwood Businesses – Performance Additives

[GRAPHIC]

•     Revenue:                   681 million

•     Adj. EBITDA:          153 million

•      Margin:              2.5%

•     Businesses

•      Iron oxide pigments

•      Top 3 Globally

•      Timber treatment chemicals

•      Top 3 Globally

•     Clay-based additives

•     Water treatment chemicals

Note: LTM 9/30/05 PF Financials.

Rockwood Businesses – Titanium Dioxide Pigments

[GRAPHIC]

TiO2 Pigments

Zn/Ba – Based Pigments

•     Revenue:                     $427 million

•     Adj. EBITDA:            $88 million

•      Margin:                20.5%

•      Businesses

•      Anatase TiO2 pigments

•      #1 Globally

•      Zn/Babased pigments

•      A Leading Producer Globally

•      Paper and water treatment chemicals

Note: LTM 9/30/05 PF Financials.

Rockwood Businesses – Advanced Ceramics

[GRAPHIC]

•      Revenue:                  $373 million

•      Adj. EBITDA:         $91 million

•      Margin:             24.4%

•      Products

•      Ceramic-on-ceramic components used in hip joint prostheses systems

•      #1 Globally

•      Ceramic cutting tools

•      #1 in Europe

•      Other ceramic materials

Note: LTM 9/30/05 PF Financials.

# 1 or # 2 Global Market Position

70% of
•	Specialty Chemicals	Rockwood’s
•	Performance Additives	portfolio hold
•	Titanium Dioxide Pigments	# 1 or # 2
•	Advanced Ceramics	global market
positions

[GRAPHIC]

Groupe Novasep

•      Revenue:                   $382 million

•      Adj. EBITDA:          $55 million

•      Margin:              14.4%

•      Synthesis of pharmaceutical intermediates

•      Leading Producer Globally

Specialty Compounds

•      Revenue:                   $226 million

•      Adj. EBITDA:          $28 million

•      Margin:              12.3%

•      Specialty compounds for wire and cable

•      #1 in North America

Electronics

•      Revenue:                   $178 million

•      Adj. EBITDA:          $28 million

•      Margin:              15.6%

•      Businesses

•      PCB Chemicals – A Leading Producer in Taiwan

•      High Purity Chemicals – A Leading Producer in Europe

•      Photomasks

•      Wafer reclaim

Note: LTM 9/30/05 PF Financials.

Rockwood History

2000

•      Rockwood formed through acquisitions of several businesses from Laporte, PLC by KKR. Company had sales of about $750 million

2001

•      Seifi Ghasemi and Bob Zatta join Rockwood.

The following strategy was put in place:

•      Change culture

•      Develop operating metrics

•      Improve Productivity

•      Push organic growth

•      Grow the company to more than $3.0 billion in sales through acquisitions

•      IPO in 3 to 5 years

2002

•      Achieved financial performance improvements

•      Major organic growth initiatives implemented

2003

•      Made several bolt-on acquisitions

•      Identified Dynamit Nobel as a major acquisition target

2004

•      Acquired Dynamit Nobel

•      Acquired Pigments and Dispersions business

•      Acquired Groupe Novasep

•      Achieved improvement in base business results

2005

•      Completed ahead of plan the integration of all 2004 acquisitions

•      Rockwood completed its Initial Public Offering of 23.5 million shares in mid-August at $20 per share

•      Rockwood now has $3.1 billion in sales and EBITDA of $571 million (LTM September 30, 2005)

Investment Highlights

•      Diverse portfolio of world-class specialty chemicals and advanced materials businesses with solid growth, strong margins and stable cash flow generation

•      Leading technologies and market positions protected by significant barriers to entry

•      Limited exposure to volatility in raw materials and energy prices

•      Significant scale, geographic, customer and end-market diversity

•      Growth driven by organic and acquisition opportunities

•      Management team has significant equity ownership (6%)

Diversified End-Markets

[CHART]

2004PF Net Sales $2.9 billion

Significant Barriers to Entry

•      Proprietary Technologies

•      Unique Process Know-how

•      Customer Switching Costs

•      Strong Brands / Customer Relationships

Limited Exposure to Raw Materials & Energy Prices

Raw Material Position

•      Top 10 raw materials represent only 7.9% of 2004 pro forma sales

RAW MATERIAL	BUSINESS	% OF 2004 PF NET SALES
TiO2 Slag	Titanium Dioxide Pigments	1.9%
PVC resin	Specialty Compounds	1.0
Purchased iron oxide	Color Pigments and Services	0.9
Quat	Timber Treatment Chemicals	0.9
Monoethanolamine	Timber Treatment Chemicals	0.9
Copper metal	Timber Treatment Chemicals	0.7
Quat	Clay Based Additives	0.4
General plasticizer	Specialty Compounds	0.4
Raw Material A(1)	Groupe Novasep	0.4
Sn powder	Fine Chemicals	0.4
Total		7.9%

(1)   Proprietary raw material.

Energy Exposure

•      Energy purchases account for only ~3% of 2004 pro forma sales

•      Very limited exposure to oil price fluctuations due to inorganic focus

Attractive Market And Customer Profile

Blue-chip Customer Base

[LOGO]

Attractive Market Dynamics

•       Largest customer <  2% of 2004 pro forma sales

•       Top 10 customers ~ 11% of 2004 pro forma sales

•       Largest end market < 19% of 2004 pro forma sales

Unique Product Positioning

•       Account for a small portion of customers’ costs but are critical to their products’ performance

•       Customized to meet customers’ specific needs

•       Compete in niche markets

Significant Exposure to High Growth Segments

Specialty Chemicals and Materials Annual Growth Rates

[CHART]

Rockwood participates in some of the highest growth segments of the chemical industry

Source: SRI Consulting

Compelling Growth Platforms

EXAMPLES

Specialty Chemicals

•      Lithium in energy storage, life sciences and elastomers

•      Synthetic metal sulfides

•      Specialty surface treatment products (e.g. organic coatings)

Performance Additives

•      Color in construction

•      New materials (nanoclays) and new applications (synthetic layered silicate)

Titanium Dioxide Pigments

•      Nano-technologies and new applications for Zn/Ba products

Advanced Ceramics

•      Substitution of traditional materials by high-performance ceramics

•      Only FDA approved manufacturer and supplier of ceramic components for hip joint prostheses, which are gaining share in the market

Groupe Novasep

•      New APIs for hazardous azide chemistry, purification technologies, chiral separation and transition metal catalysis

Specialty Compounds

•      High-end wire and cable market utilizing our Smokeguard branded products

•      Joint development agreement with DuPont

Electronics

•      Semiconductor sector driven by global recovery, especially China

Corporate Strategy

•      Collection of self-sufficient, highly focused and accountable business units with the following characteristics:

•      Market leadership in each business

•      Technology leadership in each business

•      High margins

•      Limited exposure to raw material price changes

•      Adoption of a common culture throughout the Company:

•      Customer service

•      Cash generation

•      Commitment to Excellence

Our Management Approach

•      Small corporate center

•      Minimum layers of management

•      Total elimination of bureaucracy

•      Implementation of culture change

•      Development of world class and detailed operating metrics

•      Short-term incentive plan based on Adjusted EBITDA and working capital of each unit

•      Long-term equity incentive plan for key employees

•      On-site communication and motivation of all employees

Financial Performance Overview

($ in millions)

PF Net Sales

[CHART]

PF Adjusted EBITDA

[CHART]

Note: 2002 based on the combined Dynamit Nobel FYE 9/30 and Rockwood FYE 12/31 results.

Debt

•      Total net debt as of 9/30/05 is $2.7 billion (4.74x LTM EBITDA)(a)

•      Average interest rate for all debt is 6.7%

•      84% of debt at fixed rates

(a) Covenant ratio at Rockwood Specialties Group, Inc. is 4.91x.

Total Debt/LTM EBITDA

[CHART]

Rockwood’s Cash Flow Model

•	Latest twelve month EBITDA		$571	mm

	•	Annual cash interest (post-IPO)(a)	195	*

	•	Annual cash taxes(a)	35

	•	Annual CAPEX(a)	170

•	Available cash		$171	mm

*      Based on current debt levels

(a)   Estimated full year 2005

Financial Performance Overview Pro-forma

First Nine Months:

	’05	’04	% Change

Sales	$2,359	$2,158	+ 9.3%

EBITDA	$434	$403	+ 7.7%

EBIDTA % Sales	18.4%	18.7%

Investment Highlights

•      Diverse portfolio of world-class specialty chemicals and advanced materials businesses with solid growth, strong margins and stable cash flow generation

•      Leading technologies and market positions protected by significant barriers to entry

•      Limited exposure to volatility in raw materials and energy prices

•      Significant scale, geographic, customer and end-market diversity

•      Growth driven by organic and acquisition opportunities

•      Management team has significant equity ownership (6%)

[LOGO]

Reconciliation

[LOGO]

Consolidated Reconciliation of Net Income to Adjusted EBITDA

	Three months ended September 30,		Nine months ended September 30,
($ in millions)	2005	2004	2005	2004

Net (loss) income	$(13.3)	$(59.6)	$113.6	$(46.2)
Income tax provision (benefit)	10.8	(16.5)	52.5	(1.6)
Minority interest	(0.6)	—	(2.3)	—
(Loss) income before taxes and minority interest	(3.1)	(76.1)	163.8	(47.8)
Interest expense, net	55.4	53.8	177.6	100.0
Depreciation and amortization	49.5	32.2	154.7	60.4
Restructuring and related charges	2.9	0.1	9.2	0.1
CCA litigation defense costs	(0.1)	—	1.4	—
Systems/organization establishment expenses	1.4	1.5	3.3	2.5
Cancelled acquisition and disposition costs	—	—	0.6	0.1
Stamp duty tax	—	—	—	4.0
Inventory write-up reversal	—	34.7	3.1	34.7
Management services agreement termination fee	10.0	—	10.0	—
Loss on early extinguishment of debt	26.6	—	26.6	—
Refinancing expenses	—	2.8	—	2.8
Loss from disposed businesses	—	0.8	—	0.8
Foreign exchange (gain) loss	(2.1)	43.9	(116.1)	35.3
Other	(0.5)	1.4	(0.5)	1.4

Total Adjusted EBITDA	$140.0	$95.1	$433.7	$194.3

Q3 Reconciliation of Net Income before taxes to Adjusted EBITDA by Segment

					Titanium
	Performance	Specialty		Specialty	Dioxide	Advanced	Groupe
($ in millions)	Additives	Compounds	Electronics	Chemicals	Pigments	Ceramics	Novasep	Corporate	Consolidated
Three months ended September 30, 2005

Income (loss) before taxes and minority interest	$19.2	$5.3	$2.9	$25.0	$4.9	$8.2	$(0.8)	$(67.8)	$(3.1)
Interest expense, net	6.9	(0.7)	1.5	5.2	7.8	8.3	4.0	22.4	55.4
Depreciation and amortization	7.9	1.4	4.2	9.8	8.8	7.4	9.1	0.9	49.5
Restructuring and related charges	1.5	—	0.1	0.5	—	0.6	0.2	—	2.9
CCA litigation defense costs	—	—	—	—	—	—	—	(0.1)	(0.1)
Systems/organization establishment expenses	0.3	—	—	—	—	—	—	1.1	1.4
Management services agreement termination fee	—	—	—	—	—	—	—	10.0	10.0
Loss on early extinguishment of debt	1.1	0.6	0.3	—	—	—	—	24.6	26.6
Foreign exchange (gain) loss	—	—	(1.3)	0.3	—	—	(0.2)	(0.9)	(2.1)
Other	—	—	—	—	—	—	—	(0.5)	(0.5)

Total Adjusted EBITDA	$36.9	$6.6	$7.7	$40.8	$21.5	$24.5	$12.3	$(10.3)	$140.0

Three months ended September 30, 2004

Income (loss) before taxes and minority interest	$19.9	$6.1	$0.2	$(1.9)	$5.2	$(5.7)	$(4.6)	$(95.3)	$(76.1)
Interest expense, net	6.8	(0.1)	1.2	2.7	1.1	0.8	2.0	39.3	53.8
Depreciation and amortization	7.7	1.3	5.2	6.3	3.5	3.8	4.2	0.2	32.2
Restructuring and related charges	0.2	—	—	(0.1)	—	—	—	—	0.1
Systems/organization establishment expenses	—	—	—	—	—	—	—	1.5	1.5
Inventory write-up reversal	0.5	—	—	12.7	4.3	14.4	2.8	—	34.7
Refinancing expenses	—	—	—	—	—	—	—	2.8	2.8
Loss from disposed businesses	—	—	—	—	—	—	0.8	—	0.8
Foreign exchange (gain) loss	0.4	—	1.0	—	—	—	—	42.5	43.9
Other	—	—	—	1.4	—	—	—	—	1.4

Total Adjusted EBITDA	$35.5	$7.3	$7.6	$21.1	$14.1	$13.3	$5.2	$(9.0)	$95.1

YTD Q3 Reconciliation of Net Income before taxes to Adjusted EBITDA by Segment

	Performance	Specialty		Specialty	Dioxide	Advanced	Groupe
($ in millions)	Additives	Compounds	Electronics	Chemicals	Pigments	Ceramics	Novasep	Corporate	Consolidated

Nine months ended September 30, 2005

Income (loss) before taxes and minority interest	$66.3	$17.2	$4.4	$69.0	$12.9	$20.7	$(7.0)	$(19.7)	$163.8
Interest expense, net	20.6	(0.8)	4.0	27.0	24.1	26.4	11.8	64.5	177.6
Depreciation and amortization	24.6	4.3	12.5	33.8	27.5	22.2	27.1	2.7	154.7
Restructuring and related charges	4.7	—	2.1	1.6	—	0.6	0.2	—	9.2
CCA litigation defense costs	1.3	—	—	—	—	—	—	0.1	1.4
Systems/organization establishment expenses	0.3	—	—	—	—	—	—	3.0	3.3
Cancelled acquisition and disposal costs	0.2	—	—	—	—	—	—	0.4	0.6
Inventory write-up reversal	—	—	—	—	—	—	3.1	—	3.1
Management services agreement termination fee	—	—	—	—	—	—	—	10.0	10.0
Loss on early extinguishment of debt	1.1	0.6	0.3					24.6	26.6
Foreign exchange (gain) loss	(0.8)	—	(2.8)	1.8	—	0.1	0.1	(114.5)	(116.1)
Other	—	—	—	—	—	—	—	(0.5)	(0.5)

Total Adjusted EBITDA	$118.3	$21.3	$20.5	$133.2	$64.5	$70.0	$35.3	$(29.4)	$433.7

Nine months ended September 30, 2004

Income (loss) before taxes and minority interest	$71.1	$18.5	$3.0	$(1.9)	$5.2	$(5.7)	$(4.6)	$(133.4)	$(47.8)
Interest expense, net	21.4	(0.3)	4.1	2.7	1.1	0.8	2.0	68.2	100.0
Depreciation and amortization	21.8	4.1	15.5	6.3	3.5	3.8	4.2	1.2	60.4
Restructuring and related charges	0.2	—	—	(0.1)	—	—	—	—	0.1
Systems/organization establishment expenses	—	—	—	—	—	—	—	2.5	2.5
Cancelled acquisition and disposal costs	—	—	—	—	—	—	—	0.1	0.1
Stamp duty tax	—	—	—	—	—	—	—	4.0	4.0
Inventory write-up reversal	0.5	—	—	12.7	4.3	14.4	2.8	—	34.7
Refinancing expenses	—	—	—					2.8	2.8
Loss from disposed businesses	—	—	—	—	—	—	0.8	—	0.8
Foreign exchange (gain) loss	(0.8)	—	(1.0)	—	—	—	—	37.1	35.3
Other	—	—	—	1.4	—	—	—	—	1.4

Total Adjusted EBITDA	$114.2	$22.3	$21.6	$21.1	$14.1	$13.3	$5.2	$(17.5)	$194.3

Consolidated Reconciliation of Net Income to Adjusted EBITDA: Pro-forma

	Three months ended	Nine months ended
($ in millions)	September 30, 2004	September 30, 2004(a)
Net loss	$(47.7)	$(8.2)
Income tax (benefit) provision	(13.4)	6.8
Loss before taxes and minority interest	(61.1)	(1.4)
Interest expense, net	60.1	182.7
Depreciation and amortization	44.8	134.9
Restructuring and related charges	0.2	0.6
Systems/organization establishment expenses	1.5	2.5
Cancelled acquisition and disposition costs	—	0.1
Stamp duty tax	—	4.0
Inventory write-up reversal	34.7	34.7
Refinancing expenses	2.8	2.8
Loss from disposed businesses	0.8	0.8
Foreign exchange loss	45.2	35.5
Other	4.6	5.5

Total Adjusted EBITDA	$133.6	$402.7

(a)           Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

Q3 Reconciliation of Net Income before Taxes to Adjusted EBITDA : Pro-forma

					Titanium
	Performance	Specialty		Specialty	Dioxide	Advanced	Groupe
($ in millions)	Additives	Compounds	Electronics	Chemicals	Pigments	Ceramics	Novasep	Corporate	Consolidated
Three months ended September 30, 2005

Income (loss) before taxes and minority interest	$19.2	$5.3	$2.9	$25.0	$4.9	$8.2	$(0.8)	$(67.8)	$(3.1)
Interest expense, net	6.9	(0.7)	1.5	5.2	7.8	8.3	4.0	22.4	55.4
Depreciation and amortization	7.9	1.4	4.2	9.8	8.8	7.4	9.1	0.9	49.5
Restructuring and related charges	1.5	—	0.1	0.5	—	0.6	0.2	—	2.9
CCA litigation defense costs	—	—	—	—	—	—	—	(0.1)	(0.1)
Systems/organization establishment expenses	0.3	—	—	—	—	—	—	1.1	1.4
Management services agreement termination fee	—	—	—	—	—	—	—	10.0	10.0
Loss on early extinguishment of debt	1.1	0.6	0.3	—	—	—	—	24.6	26.6
Foreign exchange (gain) loss	—	—	(1.3)	0.3	—	—	(0.2)	(0.9)	(2.1)
Other	—	—	—	—	—	—	—	(0.5)	(0.5)

Total Adjusted EBITDA	$36.9	$6.6	$7.7	$40.8	$21.5	$24.5	$12.3	$(10.3)	$140.0

Three months ended September 30, 2004 (a)

Income (loss) before taxes and minority interest	$19.7	$5.5	$(0.3)	$(8.1)	$2.8	$(5.6)	$3.2	$(78.3)	$(61.1)
Interest expense, net	7.5	(0.1)	1.7	11.3	7.2	7.7	2.7	22.1	60.1
Depreciation and amortization	8.6	1.9	5.2	9.5	7.1	6.3	6.0	0.2	44.8
Restructuring and related charges	0.2	—	—	—	—	—	—	—	0.2
Systems /organization establishment expenses	—	—	—	—	—	—	—	1.5	1.5
Inventory write-up reversal	0.5	—	—	12.7	4.3	14.4	2.8	—	34.7
Refinancing expenses	—	—	—	—	—	—	—	2.8	2.8
Loss on disposed business	—	—	—	—	—	—	—	0.8	0.8
Foreign exchange loss	0.4	—	1.0	1.1	—	—	—	42.7	45.2
Other	—	—	—	6.6	(0.4)	(2.4)	0.3	0.5	4.6

Total Adjusted EBITDA	$36.9	$7.3	$7.6	$33.1	$21.0	$20.4	$15.0	$(7.7)	$133.6

(a)           Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

YTD Reconciliation of Net Income before Taxes to Adjusted EBITDA: Pro-forma

					Titanium
	Performance	Specialty		Specialty	Dioxide	Advanced	Groupe
($ in millions)	Additives	Compounds	Electronics	Chemicals	Pigments	Ceramics	Novasep	Corporate	Consolidated
Nine months ended September 30, 2005

Income (loss) before taxes and minority interest	$66.3	$17.2	$4.4	$69.0	$12.9	$20.7	$(7.0)	$(19.7)	$163.8
Interest expense, net	20.6	(0.8)	4.0	27.0	24.1	26.4	11.8	64.5	177.6
Depreciation and amortization	24.6	4.3	12.5	33.8	27.5	22.2	27.1	2.7	154.7
Restructuring and related charges	4.7	—	2.1	1.6	—	0.6	0.2	—	9.2
CCA litigation defense costs	1.3	—	—	—	—	—	—	0.1	1.4
Systems/organization establishment expenses	0.3	—	—	—	—	—	—	3.0	3.3
Cancelled acquisition and disposal costs	0.2	—	—	—	—	—	—	0.4	0.6
Inventory write-up reversal	—	—	—	—	—	—	3.1	—	3.1
Management services agreement termination fee	—	—	—	—	—	—	—	10.0	10.0
Loss on early extinguishment of debt	1.1	0.6	0.3					24.6	26.6
Refinancing expenses	—	—	—	—	—	—	—	—	—
Foreign exchange (gain) loss	(0.8)	—	(2.8)	1.8	—	0.1	0.1	(114.5)	(116.1)
Other	—	—	—	—	—	—	—	(0.5)	(0.5)

Total Adjusted EBITDA	$118.3	$21.3	$20.5	$133.2	$64.5	$70.0	$35.3	$(29.4)	$433.7

Nine months ended September 30, 2004 (a)

Income (loss) before taxes and minority interest	$72.0	$16.9	$2.0	$22.7	$14.3	$4.5	$11.8	$(145.6)	$(1.4)
Interest expense, net	22.5	(0.4)	5.0	33.8	21.8	23.1	7.7	69.2	182.7
Depreciation and amortization	25.7	5.8	15.6	28.6	21.3	19.1	18.1	0.7	134.9
Restructuring and related charges	0.2	—	—	—	—	0.1	0.3	—	0.6
Systems /organization establishment expenses	—	—	—	—	—	—	—	2.5	2.5
Cancelled acquisition and disposal costs	—	—	—	—	—	—	—	0.1	0.1
Stamp duty tax	—	—	—	—	—	—	—	4.0	4.0
Inventory write-up reversal	0.5	—	—	12.7	4.3	14.4	2.8	—	34.7
Refinancing expenses	—	—	—	—	—	—	—	2.8	2.8
Loss on disposed business	—	—	—	—	—	—	—	0.8	0.8
Foreign exchange (gain) loss	(0.8)	—	(1.0)	—	—	—	—	37.3	35.5
Other	—	—	—	6.6	(0.4)	(2.2)	0.5	1.0	5.5

Total Adjusted EBITDA	$120.1	$22.3	$21.6	$104.4	$61.3	$59.0	$41.2	$(27.2)	$402.7

(a)           Pro-forma as if the Dynamit Nobel, Omega and GroupeNovasep acquisitions had been completed at the beginning of each period presented.

LTM September 2005 Reconciliation of Net Income before Taxes to Adjusted EBITDA : Pro-forma(a)

($ in millions)	Performance Additives	Specialty Compounds	Electronics	Specialty Chemicals	Titanium Dioxide Pigments	Advanced Ceramics	Groupe Novasep	Corporate	Consolidated

Last twelve months ended September 30, 2005

Income (loss) before taxes and minority interest	$82.9	$21.1	$(8.9)	$80.3	$19.7	$19.5	$(0.4)	$(172.0)	$42.2
Interest expense, net	28.1	(0.9)	5.6	37.1	30.6	33.3	14.0	91.4	239.2
Depreciation and amortization	33.1	6.2	17.7	43.3	34.6	28.6	33.1	3.0	199.6
Restructuring and related charges	5.0	0.3	2.1	1.9	—	0.5	(0.1)	—	9.7
CCA litigation defense costs	1.3	—	—	—	—	—	—	0.1	1.4
Systems /organization establishment expenses	0.5	—	0.2	0.1	—	—	—	4.8	5.6
Cancelled acquisition and disposal costs	0.2	—	0.2	—	—	—	—	0.6	1.0
Impairment charges	—	—	11.0	—	—	—	—	—	11.0
Stamp duty tax	—	—	—	—	—	—	—	—	—
Inventory write-up reversal	0.5	—	—	12.7	2.3	6.4	7.6	—	29.5
Management services agreement termination fee	—	—	—	—	—	—	—	10.0	10.0
Loss on early extinguishment of debt	1.1	0.6	0.3	—	—	—	—	24.6	26.6
Costs incurred related to debt modifications	—	—	—	—	—	—	—	2.0	2.0
Refinancing expenses	0.4	0.2	0.1	—	—	—	—	21.6	22.3
Foreign exchange (gain) loss	0.3	—	(0.4)	0.9	—	0.1	1.0	(38.7)	(36.8)
Loss on disposed business	—	—	—	—	—	—	0.8	(0.8)	—
Foreign exchange (gain) loss on foreign currency derivatives	—	—	—	—	—	—	—	10.9	10.9
Other	(0.3)	0.3	(0.1)	(6.1)	0.6	2.9	(0.8)	0.2	(3.3)

Total Adjusted EBITDA	$153.1	$27.8	$27.8	$170.2	$87.8	$91.3	$55.2	$(42.3)	$570.9

(a)           Pro-forma as if the Dynamit Nobel, Omega and GroupeNovasep acquisitions had been completed at the beginning of each period presented.

Consolidated Reconciliation of Net Income to Adjusted EBITDA: Pro-forma(a)

($ in millions)	Last Twelve months ended September 30,2005	Full Year 2004

Net (loss) income	$(68.3)	$(190.1)
Income tax provision (benefit)	112.8	67.1
Minority interest	(2.3)	—

(Loss) income before taxes and minority interest	42.2	(123.0)
Interest expense, net	239.2	244.3
Depreciation and amortization	199.6	179.8
Restructuring and related charges	9.7	1.1
CCA litigation defense costs	1.4	—
Systems/organization establishment expenses	5.6	4.8
Cancelled acquisition and disposition costs	1.0	0.5
Impairment charges	11.0	11.0
Stamp duty tax	—	4.0
Inventory write-up reversal	29.5	61.1
Management services agreement termination fee	10.0	—
Loss on early extinguishment of debt	26.6	—
Costs incurred related to debt modifications	2.0	2.0
Refinancing expenses	22.3	25.1
Foreign exchange (gain) loss	(36.8)	114.8
Loss from disposed businesses	—	0.8
Foreign exchange loss on foreign currency derivatives	10.9	10.9
Other	(3.3)	2.7

Total Adjusted EBITDA	$570.9	$539.9

(a)           Pro-forma as if the Dynamit Nobel, Omega and GroupeNovasep acquisitions had been completed at the beginning of each period presented.